UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2025

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction
of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the anticipated filing by Westinghouse Air Brake Technologies Corporation (the “Company”) of a Post-Effective Amendment to its Registration Statement on Form S-3 (No. 333-275386) for the purpose of adding Wabtec US Rail, Inc. as one of the co-registrants that are, or may potentially be, guarantors of debt securities registered on such Registration Statement (collectively, the “Subsidiary Guarantors”), the Company is providing guarantor summarized financial information for the three months ended March 31, 2025 and the fiscal year ended December 31, 2024 reflecting the addition of Wabtec US Rail, Inc.

Pursuant to a supplemental indenture in respect of the Company’s outstanding 3.20% Senior Notes due 2025, 3.45% Senior Notes due 2026, 4.70% Senior Notes due 2028 and 5.611% Senior Notes due 2034 (collectively, the “US Notes”), Wabtec US Rail, Inc. agreed to provide a guarantee of such US Notes as a Subsidiary Guarantor (the “Additional Guarantee”). Wabtec US Rail, Inc.’s Additional Guarantee was provided because Wabtec US Rail, Inc. guaranteed the Company’s obligations under the previously announced Amended and Restated Credit Agreement, dated April 23, 2025, by and among the Company and Wabtec Transportation Netherlands B.V., as borrowers, the financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent.

This guarantor summarized financial information is included in Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Guarantor Summarized Financial Information.

104	Cover Page Interactive Data File within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

	By:	/s/ John A. Olin

John A. Olin
Executive Vice President and Chief Financial Officer

Date: May 19, 2025